Exhibit 10.5

NISSAN AUTO RECEIVABLES 2017-C OWNER TRUST

(a Delaware Statutory Trust)

AMENDED AND RESTATED TRUST AGREEMENT

between

NISSAN AUTO RECEIVABLES CORPORATION II,

as Depositor,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Owner Trustee

and

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar and Paying Agent

Dated as of December 13, 2017

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TABLE OF CONTENTS

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AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 13, 2017 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), among NISSAN AUTO RECEIVABLES CORPORATION II, a Delaware corporation, as depositor (the “Depositor), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, not in its individual capacity but solely as owner trustee (in such capacity, the “Owner Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as certificate registrar and paying agent (in such capacity, as applicable, the “Certificate Registrar” or the “Paying Agent”) amending and restating in its entirety the Trust Agreement, dated as of November 15, 2017 (the “Original Trust Agreement”), between the same parties, and herein referred to as the “Trust Agreement” or this “Agreement.”

IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings assigned to such terms in the Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), by and among Nissan Auto Receivables Corporation II, as seller, Nissan Motor Acceptance Corporation, as servicer, Nissan Auto Receivables 2017-C Owner Trust, as issuer, and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

SECTION 1.02. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto; and the term “including” means “including without limitation.”

ARTICLE II

CREATION OF ISSUER

SECTION 2.01. Creation of Trust. A Delaware statutory trust known as “Nissan Auto Receivables 2017-C Owner Trust” was formed in accordance with the provisions of the Statutory Trust Act pursuant to the Original Trust Agreement, under which name the Issuer may engage in activities as permitted by the Basic Documents, make and execute contracts and other instruments and sue and be sued, to the extent provided herein.

(NAROT 2017-C Amended & Restated Trust Agreement)

SECTION 2.02. Office. The principal place of business of the Issuer for purposes of Delaware law shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Servicer. The Issuer may establish additional offices located at such place or places inside or outside of the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Administrator.

SECTION 2.03. Purposes and Powers.

(a) The purpose of the Issuer is, and the Issuer shall have the power and authority and is authorized, to engage in the following activities:

(1) to issue Notes pursuant to the Indenture and Certificates pursuant to this Agreement;

(2) to acquire the Transferred Assets from the Depositor in exchange for the Notes and Certificates pursuant to the Sale and Servicing Agreement;

(3) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to, and on the terms and conditions set forth in, the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture as set forth therein and in the Sale and Servicing Agreement;

(4) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(5) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(6) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders and in respect of amounts to be released to the Depositor, the Servicer, the Administrator and third parties, if any.

The Issuer shall not engage in any activity other than in connection with the foregoing and as required or authorized by the terms of the Basic Documents.

SECTION 2.04. Appointment of the Owner Trustee. The Seller hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.05. Declaration of Issuer. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of

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such statutory trust. It is the intention of the parties hereto that, for U.S. federal income tax, state and local income tax and franchise tax purposes, until the Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Issuer will be disregarded as an entity separate from the Depositor (or another Person that beneficially owns all of the Certificates) (other than for Tennessee tax purposes, in which case the Issuer will be treated as a corporation) and the Notes will be characterized as debt. At such time that the Certificates are beneficially owned by more than one Person (and all such owners are treated as the same Person for U.S. federal income tax purposes), it is the intention of the parties hereto that, for income and franchise tax purposes, the Issuer shall be treated as a partnership (other than for Tennessee tax purposes, in which case the Issuer will be treated as a corporation), with the assets of the partnership being the Receivables and other assets held by the Issuer, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The Depositor and the Certificateholders, by acceptance of a Certificate, agree to such treatment and agree to take no action inconsistent with such treatment. The parties agree that, unless otherwise required by appropriate tax authorities, until the Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Issuer will not file or cause to be filed annual or other necessary tax returns, reports and other forms inconsistent with the characterization of the Issuer as a disregarded entity of its owner (other than for Tennessee tax purposes, in which case the requisite returns, reports, and/or forms will be filed with the Tennessee Department of Revenue to obtain and maintain the Issuer’s exemption from Tennessee, Franchise, Excise, and Hall Taxes). Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Act with respect to accomplishing the purposes of the Issuer. At the direction of the Depositor, the Owner Trustee caused to be filed the Certificate of Trust pursuant to the Statutory Trust Act, and the Owner Trustee shall file or cause to be filed such amendments thereto as shall be necessary or appropriate to satisfy the purposes of this Agreement and as shall be consistent with the provisions hereof.

SECTION 2.06. Liability of the Certificateholders. No Certificateholder (including the Depositor if the Depositor is a Certificateholder) shall have any personal liability for any liability or obligation of the Issuer, solely by reason of it being a Certificateholder.

SECTION 2.07. Title to Trust Property. Legal title to all of the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

SECTION 2.08. Situs of Trust. The Issuer will be located in Delaware and administered in the states of Delaware or New York or Minnesota. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the State of Delaware or the State of Minnesota. The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Issuer only in Delaware or New York or Minnesota, and payments will be made by the Issuer only from Delaware or New York or Minnesota. The principal office of the Issuer will be at the Corporate Trust Office in Delaware.

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SECTION 2.09. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that as of the Closing Date:

(a) Organization and Good Standing. The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, corporate power, authority and legal right to acquire and own the Receivables.

(b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, and where the failure to so qualify would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.

(c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. The Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited as part of the Owner Trust Estate and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

(d) Binding Obligations. This Agreement is a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles, regardless of whether such enforceability shall be considered in a proceeding in equity or law.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties; which breach, default, conflict, Lien or violation in any case would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement.

(f) No Proceedings. There are no proceedings or investigations pending, or, to the Depositor’s knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; or (iv) relating to the Depositor and that would adversely affect the federal or any state income tax attributes of the Issuer, the Certificates or the Notes.

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(g) Independent Director. Notwithstanding anything to the contrary in the Depositor’s Formation Documents, the Depositor shall ensure that at least one director of the Depositor shall be an Independent Director.

SECTION 2.10. Covenants of the Certificateholder. Each Certificateholder, by becoming a beneficial owner of the Certificate, hereby acknowledges and agrees (a) that the Certificateholder is subject to the terms, provisions and conditions of the Certificate, to which the Certificateholder agrees to be bound; and (b) that it shall not take any position in such Certificateholder’s tax returns inconsistent with Section 2.05 herein and Section 2.13 of the Indenture.

ARTICLE III

CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.01. The Certificates. The Certificates shall be issued with an initial face amount equal to the Original Certificate Balance and in minimum denominations of $25,000 and in integral multiples of $1,000 in excess thereof; provided, that the final aggregate $62,500,260.77 distributed to the Certificateholders under the Basic Documents shall be deemed to repay the Certificate Balance in full and reduce the face amount of the Certificates to $0. The Certificates shall be executed on behalf of the Issuer by manual or facsimile signature of an Authorized Officer of the Owner Trustee and authenticated on behalf of the Owner Trustee or its authenticating agent by the manual or facsimile signature of an Authorized Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefits of this Agreement and shall be valid and binding obligations of the Issuer, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

The Certificates may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination in the form of Exhibit A hereto.

If a transfer of a Certificate is permitted pursuant to Section 3.10, a transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon such transferee’s acceptance of a Certificate duly registered in such transferee’s name pursuant to Section 3.03.

SECTION 3.02. Authentication of Certificates. Concurrently with the initial transfer of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause to be executed, authenticated and delivered on behalf of the Issuer to the Depositor, Certificates in an aggregate principal amount equal to the Original Certificate Balance and evidencing the ownership of the Issuer. No Certificate shall entitle its Holder to any benefit

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under this Agreement or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee’s authenticating agent, by manual or facsimile signature of an Authorized Officer, and such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. U.S. Bank National Association shall be the initial authenticating agent of the Owner Trustee hereunder, and all references herein to authentication by the Owner Trustee shall be deemed to include the authenticating agent.

SECTION 3.03. Registration of Transfer and Exchange of Certificates.

(a) The Certificate Registrar shall keep or cause to be kept, at its Corporate Trust Office, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. U.S. Bank National Association shall be the initial Certificate Registrar. In the event that the Certificate Registrar shall for any reason become unable to act as Certificate Registrar, the Certificate Registrar shall promptly give written notice to such effect to the Depositor, the Owner Trustee and the Servicer. Upon receipt of such notice, the Servicer shall appoint another bank or trust company, which shall agree to act in accordance with the provisions of this Agreement applicable to it and otherwise acceptable to the Owner Trustee and the Certificateholders, to act as successor Certificate Registrar under this Agreement.

(b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Certificate Registrar or other office or agency maintained pursuant to Section 3.07, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.07. The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

(c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the related Certificateholder or such Certificateholder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

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No transfer of a Certificate (or interest therein) to any transferee shall be made unless the Certificate Registrar shall have received:

(1) a certification letter from the transferee of such Certificate (or interest therein) substantially in the form of Exhibit B (except that any restriction or requirement described below may be removed or modified if the Depositor has received an opinion from a nationally recognized tax counsel (which, for the avoidance of doubt, may rely on reasonable representations of the applicable transferee or other applicable persons) that such restriction or requirement is not necessary to conclude that any such transfer will not cause any of the tax opinions that were rendered on the Closing Date to be inaccurate if rendered as of the transfer date and will not cause a material adverse effect on the U.S. federal income tax consequences to any Noteholder with respect to holding a Note) to the effect that:

(i) such transferee acknowledges that the Certificates have not been and will not be registered under the Securities Act or the securities law of any jurisdiction;

(ii) such transferee acknowledges that if in the future it decides to resell, assign, pledge or otherwise transfer any Certificates, such Certificates may be resold, assigned, pledged or transferred only (A) to a United States Person within the meaning of Section 7701(a)(30) of the Code and (B) (i) pursuant to an effective registration statement under the Securities Act or (ii) in a transaction exempt from the registration requirements of the Securities Act and other securities or “Blue Sky” laws;

(iii) such transferee (and, if different, the Certificate Owner) is not a Non-U.S. Person;

(iv) such transferee is not a Benefit Plan or any other employee benefit plan or arrangement that is subject to Similar Law;

(v) after such transfer (or purported transfer), the Issuer would not have more than 95 direct or indirect beneficial owners of any interest in the Certificates;

(vi) no such transfer is effected through an established securities market or secondary market or substantial equivalent thereof within the meaning of Section 7704 of the Code or would make the Issuer ineligible for “safe harbor” treatment under Section 7704 of the Code;

(vii) it either (A) is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) is such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to such transferee’s ownership of Certificates and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code;

(viii) if such transferee is acquiring any Certificate (or interest therein) for the account of one or more Persons, (A) it shall provide to the Owner Trustee and the Depositor information as to the number of such Persons and any changes in the number of such Persons and (B) any such change in the number of Persons for whose account a

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Certificate is held shall require the written consent of the Depositor, which consent shall be granted unless the Depositor determines that such proposed change in number of Persons would create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation;

(ix) such transferee understand that the Certificates will bear legends substantially as set forth in Section 3.09;

(x) prior to December 31, 2017 or such later date that the Amended Partnership Audit Rules shall apply to the Issuer, (A) such transferee shall provide to the Owner Trustee and the Depositor any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and (B) if such transferee is not the Certificate Owner, such Certificate Owner shall provide to the Owner Trustee and the Depositor any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and, to the extent necessary for the Issuer to make an election under Section 6226(a) of the Amended Partnership Audit Rules, hereby appoints the transferee as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Amended Partnership Audit Rules;

(xi) no transfer of a Certificate (or interest therein) is permitted (nor shall a Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation Section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation) (for purposes of determining the Issuer’s ownership interests in this paragraph, taking any Retained Notes into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a Section 385 Controlled Partnership for purposes of applying this paragraph’s restriction (it being understood that if the Retained Notes are taken into account as ownership interests for this purpose then the Retained Notes are not also considered Notes for the Note ownership restriction of this paragraph));

(xii) no transfer of a Certificate (or interest therein) shall be permitted (nor shall a Certificate be so held) if (i) it results in the Issuer becoming disregarded as an entity separate for U.S. federal income tax purposes from a Domestic Corporation and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the

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case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation) (for purposes of determining the Issuer’s ownership interests in this paragraph, taking any Retained Notes into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Retained Notes are taken into account as ownership interests for this purpose then the Retained Notes are not also considered Notes for the Note ownership restriction of this paragraph));

(xiii) no transfer of the Certificates (or any interest therein) is a transfer of a Certificate (or any interest therein) with a Certificate Balance of less than 2.1% of the entire Certificate Balance; and

(xiv) any attempted transfer that would cause the number of direct or indirect beneficial owners of Certificates in the aggregate to exceed 95 or otherwise cause the Issuer to become a publicly traded partnership for income tax purposes shall be a void transfer.

(2) a representation from the transferor of such Certificate substantially in the form of Exhibit C; and

(3) an Opinion of Counsel that the transfer of such Certificate is being made pursuant to an effective registration under the Securities Act or is exempt from the registration requirements of the Securities Act.

Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to, on behalf of, or utilizing the assets of a Benefit Plan or any other employee benefit plan or arrangement that is subject to Similar Law shall be void and of no effect.

To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Owner Trustee nor the Certificate Registrar shall be under any liability to any Person for any registration of transfer of any Certificate that is not permitted by this Section 3.03(c) or for making any payments due on such Certificate to the Certificateholder thereof or taking any other action with respect to such Holder under the provisions of this Trust Agreement or the Sale and Servicing Agreement so long as the transfer was registered by the Certificate Registrar or the Owner Trustee in accordance with the foregoing requirements.

(d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

SECTION 3.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity

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as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Owner Trustee, or the Certificate Registrar, as the Owner Trustee’s authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 3.05. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

SECTION 3.06. Access to List of Certificateholders’ Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer, the Paying Agent or the Depositor, as the case may be, within 15 days after its receipt of a request therefor from the Owner Trustee, the Servicer, the Paying Agent or the Depositor in writing, a list, in such form as the Owner Trustee, the Servicer, the Paying Agent or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. The Certificate Registrar shall also promptly furnish to the Owner Trustee and the Paying Agent a copy of such list at any time there is a change therein. If three or more Certificateholders or one or more Holders of Certificates evidencing, in the aggregate, not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived. The Certificate Registrar shall upon the request of the Owner Trustee provide such list, or access to such list, of Certificateholders as contemplated by this Section 3.06.

SECTION 3.07. Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Certificate Registrar for purposes of surrendering Certificates and registration or exchange of Certificates, and the Corporate Trust Office of the Owner Trustee for all other purposes. The Issuer shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

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SECTION 3.08. Appointment of Paying Agent. Except during any period when the Indenture Trustee is authorized and directed to do so under the Indenture (i.e. prior to the termination of the Indenture and on any Distribution Date on which any Certificates are then held solely by the Administrator or one of its Affiliates), the Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee receives written notice from the Servicer that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be U.S. Bank National Association, and any co-paying agent chosen by the Servicer, and acceptable to the Owner Trustee and the Certificateholders. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Depositor, the Owner Trustee and the Servicer. In the event that U.S. Bank National Association shall no longer be the Paying Agent, the Servicer shall appoint another bank or trust company, which shall agree to act in accordance with the provisions of this Agreement applicable to it and otherwise acceptable to the Owner Trustee and the Certificateholders, to act as successor Paying Agent under this Agreement. The Servicer shall cause such successor Paying Agent or any additional Paying Agent appointed by the Servicer to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The rights, protections and immunities of the Indenture Trustee under the Indenture and the Sale and Servicing Agreement shall apply to U.S. Bank National Association also in its roles as Paying Agent and Certificate Registrar, for so long as U.S. Bank National Association shall act as Paying Agent and Certificate Registrar. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 3.09. Legending of Certificates. Each Certificate shall bear a legend in substantially the following form, unless the Depositor determines otherwise in accordance with applicable law:

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE

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MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS. IN SUCH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) IF REQUESTED BY THE OWNER TRUSTEE, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

NO CERTIFICATE OR INTEREST THEREIN MAY BE ACQUIRED BY OR FOR THE ACCOUNT OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE CODE, (III) ANY OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (IV) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR A PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN INVESTOR”). BY ACCEPTING AND HOLDING A CERTIFICATE (OR INTEREST THEREIN), THE HOLDER THEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN INVESTOR.

SECTION 3.10. Actions of Certificateholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee and, when required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, the Depositor and the Servicer, if made in the manner provided in this Section 3.10.

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(b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, the Depositor or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Certificate.

(c) The Owner Trustee may require such additional proof of any matter referred to in this Section 3.10 as it shall deem necessary.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE OR CERTIFICATEHOLDERS

SECTION 4.01. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action on behalf of the Issuer or the Certificateholders unless at least 10 days before the taking of such action (or such shorter period as shall be agreed to in writing by all Certificateholders), the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and none of the Certificateholders shall have notified the Owner Trustee in writing prior to the 10th day (or such agreed upon shorter period) after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

(a) the initiation of any claim or lawsuit by the Issuer (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Issuer (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

(b) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

(c) the amendment of the Indenture, whether or not by a Supplemental Indenture, in circumstances where the consent of any Noteholder is required;

(d) the amendment of any Basic Document in circumstances where such amendment materially adversely affects the interest of the Certificateholders; or

(e) the appointment (i) pursuant to the Indenture of a successor Note Registrar or Paying Agent, (ii) pursuant to this Agreement of a successor Certificate Registrar or (iii) any consent by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar to the assignment of its respective obligations under the Indenture or this Agreement, as applicable.

SECTION 4.02. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Administrator pursuant to Section 8 of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer pursuant to Section 8.01 of the Sale and Servicing Agreement or (d) except as expressly

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provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the authorized representative of a majority of the outstanding Certificate Balance of the Certificateholders.

SECTION 4.03. Action with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the unanimous prior approval of all Certificateholders (including, if the Depositor is a Certificateholder, the Board of Directors (including the Independent Directors, as such term is defined in the Depositor’s Certificate of Incorporation) of the Depositor) and the delivery to the Owner Trustee of a written certification by each Certificateholder that such Certificateholder reasonably believes that the Issuer is insolvent.

SECTION 4.04. Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligations of the Issuer or of the Owner Trustee under any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.05. Majority of the Certificates Control. Except as otherwise expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of the Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of the Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.01. Establishment of Accounts.

(a) On or prior to the Distribution Date on which any Certificates are then held by anyone other than the Administrator or one of its Affiliates, the Paying Agent, for the benefit of the Certificateholders, shall establish and maintain, or shall cause to be established and maintained, in the name of the Issuer, the certificate distribution account (the “Certificate Distribution Account”). The Certificate Distribution Account shall be established and maintained as an Eligible Account, and bearing a designation clearly indicating that the funds deposited therein are held by the Issuer under the sole dominion and control of the Paying Agent for the benefit of the Certificateholders. No checks shall be issued, printed, or honored with respect to the Certificate Distribution Account.

Subject to Section 5.01(b), the Paying Agent shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Paying Agent for the benefit of the

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Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account or if the majority of Certificateholders, in their sole discretion, notify the Paying Agent in writing that the Certificate Distribution Account should be moved, then the Paying Agent (or the Administrator on behalf of the Paying Agent, if the Certificate Distribution Account is not then held by the Paying Agent or an Affiliate thereof) shall within 10 Business Days establish a new equivalent Eligible Account at a depository institution or trust company selected by a majority of the Certificateholders and shall transfer any cash and/or any investments to such new account.

(b) Concurrently with the execution and delivery of the Indenture, the Servicer will establish and maintain, or shall cause to be established and maintained, at the direction of the Depositor, the Collection Account in the name of and under the control of the Indenture Trustee in accordance with Section 5.01 of the Sale and Servicing Agreement. The Indenture Trustee will be obligated to transfer to the Designated Account all funds or investments held in the Collection Account on the Distribution Date on which the Notes have been paid in full or the Indenture is otherwise terminated (excluding any amounts to be retained for distribution in respect of Notes that are not promptly delivered for payment on such Distribution Date), and to take all necessary or appropriate actions to transfer all right, title and interest of the Indenture Trustee in such funds or investments and all proceeds thereof to the Designated Account.

Amounts on deposit in the Certificate Distribution Account shall be held uninvested, and the Paying Agent shall not be liable for any interest thereon.

SECTION 5.02. Application of Amounts in Trust Accounts.

(a) On each Distribution Date when the Administrator or one of its Affiliates is not the sole Certificateholder, the Paying Agent shall distribute to the Certificateholders amounts on deposit in the Certificate Distribution Account that are distributable to the Certificateholders in accordance with the instructions of the Servicer pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04 of the Indenture, as applicable. Upon the release from the Lien of the Indenture of amounts on deposit in the Collection Account or any other portion of the Owner Trust Estate, the Paying Agent will cause such property to be properly deposited into the Designated Account pursuant to Section 5.01(a) or distributed to the Certificateholders in accordance with the provisions of this Agreement, as the case may be.

(b) On each Distribution Date, the Paying Agent (or, if the Indenture Trustee is the Paying Agent with respect to the Certificates, the Indenture Trustee) shall send to each Certificateholder the statement provided to the Paying Agent (or the Indenture Trustee, as applicable) by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement with respect to such Distribution Date.

(c) In the event that any withholding tax is imposed on the Issuer’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally payable by the Issuer (but such authorization shall not prevent the Paying Agent from contesting any such tax in

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appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to any distribution (such as any distribution to a Non-U.S. Person), the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Paying Agent for any out-of-pocket expenses incurred.

SECTION 5.03. Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the related Record Date either by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register or by wire transfer, in immediately available funds, to the account of any Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date.

SECTION 5.04. Accounting and Reports to the Noteholders, the Certificateholders, the Internal Revenue Service and Others. The Administrator on behalf of the Issuer shall (a) maintain (or cause to be maintained) the books of the Issuer on a fiscal year basis or a calendar basis on the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (excluding Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) file any tax and information returns, and fulfill any other reporting requirements, relating to the Issuer, as may be required by the Code and applicable Treasury Regulations (including Treasury Regulation Section 1.6049-7), (d) for any period during which the beneficial ownership interests in the Issuer are held by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Issuer’s characterization as a partnership for U.S. federal income tax purposes, (e) cause such tax returns to be signed in the manner required by law, and (f) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Administrator on behalf of the Issuer shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Administrator on behalf of the Issuer shall not make the election provided under Section 754 of the Code. Notwithstanding anything to the contrary stated herein, the Owner Trustee shall be exclusively responsible for the mailing of any Schedule K-1’s necessary to enable each Certificateholder to prepare its federal and state income returns.

SECTION 5.05. Signature on Returns; Tax Matters Partner; Partnership Representative.

(a) The Administrator on behalf of the Issuer shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Administrator, pursuant to the power-of-attorney granted thereto pursuant to Section 2.04.

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(b) For any period during which the beneficial ownership interests of the Issuer are held by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), if the Depositor (of an Affiliate of Depositor) is a Certificateholder, the Depositor (or an affiliate of Depositor) shall be designated the “tax matters partner” of the Issuer pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations to the extent allowed by the Code. If the Depositor (or an affiliate of Depositor) cannot be so designated under law, the Certificateholder holding Certificates evidencing the largest portion of the Original Certificate Balance shall be designated the “tax matters partner” of the Issuer pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations, but hereby delegates its powers and duties as such to the Administrator pursuant to the power-of-attorney granted thereto pursuant to Section 2.04.

(c) In the event that the Issuer is classified as a partnership for U.S. federal income tax purposes, as of a taxable year beginning after December 31, 2017, or if later, the date that the Amended Partnership Audit Rules apply to the Issuer, the Depositor (or a U.S. affiliate of the Depositor if the Depositor is ineligible) is hereby designated as the partnership representative under Section 6223(a) of the Amended Partnership Audit Rules to the extent allowed under the law, and the Issuer shall take any action necessary to effect such designation (including working with the Depositor to designate any designated individual required under the law). The Issuer shall (or the Depositor shall cause the Issuer to, or the Depositor shall instruct the Owner Trustee on behalf of the Issuer to), to the extent eligible, make the election under Section 6221(b) of the Amended Partnership Audit Rules with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the Issuer shall (or the Depositor shall cause the Issuer to, or the Depositor shall instruct the Owner Trustee on behalf of the Issuer to) make the election under Section 6226(a) of the Amended Partnership Audit Rules with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, each of the Issuer, Depositor and Owner Trustee is authorized, in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Amended Partnership Audit Rules and take any action it deems necessary or appropriate to comply with the requirements of the Code and conduct the Issuer’s affairs under Sections 6221through 6241 of the Amended Partnership Audit Rules. Each Certificateholder and, if different, each Certificate Owner shall promptly provide the Issuer, Depositor and Owner Trustee any requested information, documentation or material to enable the Issuer to make any of the elections described in this clause (c) and otherwise comply with Sections 6221 through 6241 of the Amended Partnership Audit Rules. Each Certificate Owner shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a Certificate Owner not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Amended Partnership Audit Rules or (ii) attributable to the management or defense of an audit under Section 6221 through 6241 of the Amended Partnership Audit Rules or otherwise suffered due to actions the Issuer or any of its affiliates takes to comply with the rules under Sections 6221 through 6241 of the Amended Partnership Audit Rules.

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SECTION 5.06. Duties of Depositor on Behalf of Issuer. Except to the extent such responsibilities are assumed by the Administrator in the Administration Agreement or the Servicer in the Sale and Servicing Agreement, the Depositor shall, on behalf of the Issuer, prepare and, after execution by the Issuer and the Indenture Trustee, file with the Securities and Exchange Commission and any applicable state agencies documents required to be filed on a periodic basis with the Securities and Exchange Commission and any applicable state agencies (including any summaries thereof required by rules and regulations prescribed thereby), and transmit such summaries to the Noteholders pursuant to Section 7.03 of the Indenture.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is to be a party and any amendment thereto, and, on behalf of the Issuer, to direct the Indenture Trustee to authenticate and deliver the Class A-1 Notes in the aggregate principal amount of $360,000,000, the Class A-2a Notes in the aggregate principal amount of $350,000,000, the Class A-2b Notes in the aggregate principal amount of $205,000,000, the Class A-3 Notes in the aggregate principal amount of $442,500,000, the Class A-4 Notes in the aggregate principal amount of $142,500,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer, pursuant to the Basic Documents.

SECTION 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Issuer is a party and to administer the Issuer in accordance with the provisions hereof and of the Basic Documents and in the interest of the Certificateholders. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out such obligations or fulfill such duties under the Administration Agreement.

SECTION 6.03. Duties of the Owner Trustee.

(a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement.

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(b) No provision of this Agreement shall be construed to relieve the Owner Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; provided, however, that:

(i) the duties and obligations of the Owner Trustee shall be determined solely by the express provisions of this Agreement, the Owner Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Owner Trustee, the permissive right of the Owner Trustee to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Owner Trustee, the Owner Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Owner Trustee and conforming on their face to the requirements of this Agreement;

(ii) the Owner Trustee shall not be personally liable for an error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Owner Trustee was negligent in performing its duties in accordance with the terms of this Agreement; and

(iii) the Owner Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction of the Holders of the Certificates representing at least a majority of the Certificate Balance (or such larger or smaller percentage of the Certificate Balance as may be required by any other provision of this Agreement or the other Basic Documents), the Servicer, the Administrator or the Indenture Trustee.

(c) The Owner Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) All information obtained by the Owner Trustee regarding the Obligors and the Receivables contained in the Issuer, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Owner Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by any applicable law or regulation or pursuant to subpoena or is required to be made to regulators, auditors or other governmental authorities.

(e) Pursuant to Section 3.02 of the Sale and Servicing Agreement, in the event that the Owner Trustee discovers that a representation or warranty made by the Seller pursuant to Section 3.01 or 6.01 of the Sale and Servicing Agreement with respect to a Receivable was incorrect as of the time specified with respect to such representation and warranty and such

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incorrectness materially and adversely affects the interests of any Securityholder in such Receivable, the Owner Trustee shall give prompt written notice to the Servicer, the Depositor and the Indenture Trustee of such incorrectness. Pursuant to Section 4.06 of the Sale and Servicing Agreement, if the Owner Trustee discovers that any covenant of the Servicer set forth in Sections 4.02, 4.04 or 4.05 of the Sale and Servicing Agreement has been breached by the Servicer, the Owner Trustee shall give prompt written notice to the Servicer, the Depositor and the Indenture Trustee of such breach. For the avoidance of doubt, the Owner Trustee shall have no duty to monitor or investigate the accuracy of any of the Seller’s or the Servicer’s representations, warranties or covenants in the Sale and Servicing Agreement or other Basic Documents or to determine whether any breach of the Seller’s or the Servicer’s representation, warranties or covenants adversely affects any Securityholder of the Receivables.

SECTION 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any Basic Document to which the Owner Trustee is a party or otherwise contemplated hereby, except as expressly provided by the terms of this Agreement, any Basic Document to which the Issuer is a party or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03. No implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Issuer or to record this Agreement or any Basic Document. Notwithstanding anything to the contrary herein or in any Basic Document, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Issuer or any other Person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, to the extent permitted by applicable law. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

SECTION 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

SECTION 6.06. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.03 or (b) that, to the actual knowledge of an Authorized Officer of the Owner Trustee, (x) would result in the Issuer’s becoming taxable as a corporation (as a publicly traded partnership or otherwise) for U.S. federal income tax purposes or (y) affect the treatment of the Notes as indebtedness for U.S. federal or state income tax purposes. The Certificateholders shall not have the authority to and, by acceptance of an ownership interest in any Certificate shall thereby be deemed to have covenanted not to, direct the Owner Trustee to take any action that would violate the provisions of this Section.

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ARTICLE VII

CONCERNING THE OWNER TRUSTEE

SECTION 7.01. Rights of the Owner Trustee. Except as otherwise provided in Article VI:

(a) in accordance with Section 7.04, the Owner Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of an authorized signatory, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, as provided in the Administration Agreement, the Servicer or the Indenture Trustee, or the Certificateholders, as provided herein;

(c) other than in connection with an Asset Review, the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or the Sale and Servicing Agreement, or to institute, conduct or defend any litigation under this Agreement, or in relation to this Agreement or the Sale and Servicing Agreement, at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Agreement or the Sale and Servicing Agreement, unless such Securityholders shall have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

(d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e) the Owner Trustee shall not be bound to recalculate, re-verify, or make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates representing not less than 25% of the Certificate Balance; provided, however, that if the payment within a reasonable time to the Owner Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Owner Trustee, not reasonably assured to the Owner Trustee by the security afforded to it by the terms of this Agreement, the Owner Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the Administrator shall pay or reimburse the Owner Trustee for the reasonable expense of every such examination; and nothing in this clause shall derogate from the obligation of the Administrator to observe any applicable law prohibiting disclosure of information regarding the Obligors;

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(f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Servicer, the Depositor, the Indenture Trustee or any other Person under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to monitor, supervise or perform the obligations of the Issuer or any other Person (including the Owner Trustee) under the Basic Documents that are required to be performed by any other Person under the Basic Documents;

(g) the Owner Trustee shall not be liable or responsible for delays or failures in the performance of its obligations hereunder arising out of or caused, directly or indirectly, by circumstances beyond its control (such acts include but are not limited to acts of God, strikes, lockouts, riots, acts of war and interruptions, losses or malfunctions of utilities, computer (hardware or software) or communication services);

(h) the Owner Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer has actual knowledge thereof or unless written notice thereof is received by a Responsible Officer in accordance with this Agreement;

(i) the Owner Trustee shall not be obligated to monitor, supervise or enforce the performance of the Depositor or the Sponsor under the Basic Documents, except as otherwise expressly specified herein; and

(j) the Owner Trustee shall not be personally liable for special, indirect, consequential or punitive damages, however styled, including, without limitation, lost profits.

SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

SECTION 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, that:

(a) It is a national banking association with trust powers duly organized and validly existing in good standing under the laws of United States of America. It has full power, right and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document.

(b) It has taken all corporate action necessary to authorize the execution and delivery of this Agreement and each other Basic Document, and this Agreement and each other Basic Document has been executed and delivered by one of its officers duly authorized to execute and deliver this Agreement and each other Basic Document on its behalf.

(c) This Agreement constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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(d) It is authorized to exercise trust powers in the State of Delaware as and to the extent contemplated herein or has appointed a Delaware trustee that is so authorized and it has a principal place of business in the State of Delaware or has appointed a Delaware trustee that has such a principal place of business.

(e) Neither the execution nor the delivery by it of this Agreement nor the consummation by the Owner Trustee of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

SECTION 7.04. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers or agents of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not, to the actual knowledge of the Owner Trustee, contrary to this Agreement or any Basic Document.

SECTION 7.05. Not Acting in Individual Capacity. In accepting the trusts hereby created, Wilmington Trust, National Association acts solely as Owner Trustee hereunder and not in its individual capacity. Except with respect to a claim based on the Owner Trustee’s willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this Agreement, the Notes or Certificates, or based on rights obtained through the assignment of any of the foregoing, against the institution serving as the Owner Trustee in its individual capacity. The Owner Trustee shall not have any personal obligation, liability or duty whatsoever to any Securityholder or any other Person with respect to any such claim and any such claim shall be asserted solely against the Issuer or any indemnitor who shall furnish indemnity as provided in this Indenture.

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SECTION 7.06. Owner Trustee Not Liable for Certificates or Receivables. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of the Notes (other than the execution by the Owner Trustee on behalf of the Issuer of, and the certificate of authentication on, the Certificates). The Owner Trustee shall have no obligation to perform any of the duties of the Servicer or Administrator.

The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Certificates, the Notes or any Receivable, any ownership interest in any Financed Vehicle, or the maintenance of any such ownership interest, or for or with respect to the efficacy of the Issuer or its ability to generate the payments to be distributed to Securityholders under this Agreement or the Indenture, as applicable, including without limitation the validity of the assignment of the Receivables to the Issuer or of any intervening assignment; the existence, condition, location and ownership of any Receivable or Financed Vehicle; the existence and enforceability of any physical damage or credit life or credit disability insurance; the existence and contents of any retail installment sales contract or any computer or other record thereof; the completeness of any retail installment sales contract; the performance or enforcement of any retail installment sales contract; the compliance by the Issuer with any covenant or the breach by the Issuer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Owner Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof; the acts or omissions of the Issuer or the Servicer; or any action by the Owner Trustee taken at the instruction of the Certificateholders, provided, however, that the foregoing shall not relieve the Owner Trustee of its obligation to perform its duties under this Agreement.

The Owner Trustee shall not be accountable for the use or application by the Issuer of any of the Certificates or of the proceeds of such Certificates, of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Certificates.

SECTION 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity (but not in its fiduciary capacity) may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking or other transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

SECTION 8.01. Owner Trustee’s Fees and Expenses. The Administrator shall pay to the Owner Trustee from time to time compensation (which shall not be limited by any provision of law with respect to the compensation of a trustee of an express trust) for its services as have been separately agreed upon before the date hereof. The Administrator shall reimburse the Owner

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Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Owner Trustee’s agents, counsel, accountants and experts directly related to its services hereunder (“Expenses”).

SECTION 8.02. Indemnification. Pursuant to Section 1(a)(ii) of the Administration Agreement, the Administrator shall indemnify, defend and hold harmless the Owner Trustee, the Certificate Registrar and any Paying Agent and their respective successors, assigns, agents, servants, officers and employees (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against any and all loss, liability, claim, tort, penalty or Expense (including reasonable fees and expenses of counsel and other experts) of any kind or nature whatsoever incurred by or asserted against such Indemnified Party in connection with or arising out of the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, including, without limitation, any legal fees or expenses incurred in connection with any action, suit, arbitration or mediation brought by the Owner Trustee, Certificate Registrar or Paying Agent to enforce any indemnification or other obligation of the Administrator or the Servicer or other Persons or in connection with investigating, preparing or defending any legal action, commenced or threatened, in connection with the exercise or performance of any of its powers or duties under this Agreement. The Owner Trustee, the Certificate Registrar or the Paying Agent, as applicable, shall notify the Administrator promptly of any claim for which any Indemnified Party may seek indemnity. Failure by the Owner Trustee, the Certificate Registrar or the Paying Agent, as applicable, to so notify the Administrator shall not relieve the Administrator of its obligations hereunder, except to the extent such failure shall materially adversely affect the Administrator’s defenses in respect thereof. In case any such action is brought against any Indemnified Party under this Section 8.02 and the Owner Trustee, the Certificate Registrar or the Paying Agent, as applicable, notifies the Administrator of the commencement thereof, the Administrator will assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who may, unless there is, as evidenced by an opinion of counsel to such Indemnified Party stating that there is a conflict of interest, be counsel to the Administrator), and the Administrator will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. The Administrator need not reimburse any expense or indemnify against any loss, liability or expense incurred by any Indemnified Party through such Indemnified Party’s own willful misconduct, negligence or bad faith, or with respect to the Owner Trustee only, in the case of the inaccuracy of any representation or warranty of the Owner Trustee made in Section 7.03. The Indemnified Parties’ rights under this Article VIII shall survive the termination of this Agreement or the resignation or removal of the Owner Trustee, Certificate Registrar or Paying Agent. The Administrator will not be entitled to make any claim upon the Owner Trust Estate for the payment of any liabilities or indemnified expenses in relation to the Administrator’s payment or indemnification of expenses incurred by any Indemnified Party in the performance of its duties hereunder. To the extent not paid by the Administrator and outstanding for at least 60 days, such fees and indemnities shall be paid pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04 of the Indenture, as applicable, provided, that prior to such payment pursuant to the Sale and Servicing Agreement or Indenture, the Owner Trustee, the Certificate Registrar or the Paying Agent, as applicable, shall notify the Administrator in writing that such fees and indemnities have been outstanding for at least 60 days. If such fees and indemnities are paid pursuant to Section 5.06 of the Sale and Servicing Agreement or Section 5.04 of the Indenture, as applicable, the Administrator shall reimburse the Issuer in full for such payments.

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SECTION 8.03. Payments to the Owner Trustee. Any amounts paid to any Indemnified Party pursuant to this Article VIII from assets in the Owner Trust Estate shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.01. Termination of Trust Agreement.

(a) This Agreement (other than Article VIII) shall terminate and the Issuer shall dissolve and be wound up in accordance with Section 3808 of the Statutory Trust Act, upon the earlier of (i) the maturity or other liquidation of the last Receivable (or other asset) in the Owner Trust Estate and the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of this Agreement, the Indenture and the Sale and Servicing Agreement (including, but not limited to, any property and proceeds to be deposited in the Collection Account pursuant to the terms of the Sale and Servicing Agreement or to be released by the Indenture Trustee from the Lien of the Indenture pursuant to the terms of the Indenture), and (ii) the election by the Servicer to purchase the Collateral (other than the Reserve Account) pursuant to Section 9.01 of the Sale and Servicing Agreement and the payment or distribution to all Securityholders of all amounts required to be paid to them under the Indenture and this Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Owner Trust Estate, nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Issuer.

(c) Notice of any termination of the Issuer, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distributions and cancellation, shall, if any Certificates are then held by anyone other than the Depositor or any of its Affiliates, be given by the Owner Trustee to the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 10.03 of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that payment to be made on such Distribution Date will be made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent (if other than the

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Owner Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates (or, in the case of any Certificates held by the Depositor or any of its Affiliates, presentation of proof of cancellation of such Certificates), the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.02.

In the event that one or more of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Issuer after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

(d) Upon the winding up of the Issuer and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act. Thereupon, the Issuer and this Agreement (other than Article 8) shall terminate.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee or its direct or indirect parent shall at all times be an entity having a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authorities and be authorized to exercise trust powers in the State of Delaware. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

SECTION 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days prior written notice thereof to the Depositor, the Servicer and the Indenture Trustee. If for any reason, Wilmington Trust, National Association or any of its Affiliates should assume the duties of the Indenture Trustee, then from that time forward Wilmington Trust, National Association, in its capacity as Owner Trustee, shall resign as Owner Trustee hereunder if any Event of Default under the Indenture occurs and is necessary to eliminate any conflict of interest under the TIA with the Indenture Trustee or any other trustee under the Indenture. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which shall be delivered to each of the resigning Owner Trustee and the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed or shall not have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

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If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign promptly, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee by written instrument to such effect delivered to the Owner Trustee, the Depositor and the Indenture Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to each of the outgoing Owner Trustee so removed and the successor Owner Trustee, and the Administrator shall pay all fees, expenses and other compensation owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

SECTION 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations. The successor Owner Trustee shall pay all reasonable costs and expenses incurred in connection with transferring the predecessor Owner Trustee’s duties and obligations to the successor Owner Trustee. To the extent not paid by the successor Owner Trustee, the Administrator shall pay all reasonable costs and expenses incurred in connection with transferring the predecessor Owner Trustee’s duties and obligations to the successor Owner Trustee.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall meet the criteria for eligibility set forth in Section 10.01.

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Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail or otherwise provide notice of the successor of the Owner Trustee to all Certificateholders, the Indenture Trustee, all Noteholders and the Rating Agencies. If the Administrator fails to mail or otherwise provide such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed or otherwise provided at the expense of the Administrator.

SECTION 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Administrator (and the Administrator will provide notice thereof to each Rating Agency pursuant to Section 1(d) of the Administration Agreement).

SECTION 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

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(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as if given to each of them. Each separate trustee and co-trustee, upon its acceptance of the powers and duties conferred thereto under this Agreement, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect, of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01. Supplements and Amendments.

(a) Any term or provision of this Agreement may be amended by the Depositor and the Owner Trustee, without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i) the Depositor delivers an Officer’s Certificate or Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment;

provided, that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee without the prior written consent of the Indenture Trustee, (which consent shall not be unreasonably withheld or delayed); provided, further, that the event that any Certificates are then held by anyone other than the Administrator or any of its Affiliates, this Agreement may only be amended by the Depositor and the Owner Trustee if, in addition, (i) the Holders of the Certificates evidencing a majority of the Certificate Balance of the Certificates consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Owner Trustee, materially and adversely affect the interests of the Certificateholders.

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(b) This Agreement may also be amended by the Depositor and the Owner Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders with the consent of:

(i) the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes; and

(ii) the Holders of the Certificates evidencing a majority of the Certificate Balance.

It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof.

(c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and the Administrator. The Administrator will thereafter deliver a copy of such notice to each Rating Agency pursuant to Section 1(d) of the Administration Agreement.

(d) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s own rights, duties or immunities under this Agreement.

SECTION 11.02. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

SECTION 11.03. Limitations on Rights of Others. Except for Section 2.06, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.06), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

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SECTION 11.04. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to Nissan Auto Receivables Corporation II, One Nissan Way, Franklin, Tennessee 37067, Attention: Treasurer; if to the Issuer, addressed to Nissan Auto Receivables 2017-C Owner Trust, c/o Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Nissan Auto Receivables 2017-C Owner Trust, with a copy to Nissan Motor Acceptance Corporation, One Nissan Way, Franklin, Tennessee 37067, Attention: Treasurer; if to the Certificate Registrar or to the Paying Agent, addressed to U.S. Bank National Association, 190 South LaSalle Street, 7th Floor, Chicago, IL 60603, Attention: NAROT 2017-C; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. All notices, requests, reports, consents or other communications deliverable to any Rating Agency hereunder or under any other Basic Document shall be deemed to be delivered if a copy of such notice, request, report, consent or other communication has been posted on any website maintained by or on behalf of NMAC pursuant to a commitment to any Rating Agency relating to the Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

(b) Any notice required or permitted to be given a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.05. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.06. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

SECTION 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

SECTION 11.08. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, hereby covenants and agrees, and each Certificateholder, by accepting a Certificate, and the Indenture Trustee and any Noteholder by accepting the benefits of this Agreement, are thereby deemed to covenant and agree that they will not at any time institute against a Bankruptcy Remote Party, or join in any institution against such Bankruptcy Remote Party, any bankruptcy, reorganization, arrangement, insolvency or

32	(NAROT 2017-C Amended & Restated Trust Agreement)

liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, nothing in this Section shall preclude, or be deemed to stop, the Owner Trustee (i) from taking any action in (A) any case or proceeding voluntarily filed or commenced by any Bankruptcy Remote Party or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Owner Trustee, or (ii) from commencing against any Bankruptcy Remote Party or any of their respective property any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding. This Section 11.08 shall survive the termination of this Agreement.

SECTION 11.09. No Recourse. Each Certificateholder by accepting an interest in a Certificate acknowledges that such Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of the Depositor, NMAC (in any capacity), the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Certificates or the Basic Documents.

(a) In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

33	(NAROT 2017-C Amended & Restated Trust Agreement)

SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[The remainder of this page intentionally left blank]

34	(NAROT 2017-C Amended & Restated Trust Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

NISSAN AUTO RECEIVABLES CORPORATION II, as Depositor

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Owner Trustee

By:
Name:
Title:

S-1	(NAROT 2017-C Amended & Restated Trust Agreement)

U.S. BANK NATIONAL ASSOCIATION, as Certificate Registrar and Paying Agent

By:
Name:
Title:

S-2	(NAROT 2017-C Amended & Restated Trust Agreement)

EXHIBIT A

(FORM OF CERTIFICATE)

THIS CERTIFICATE IS NON-TRANSFERABLE OTHER THAN AS SET FORTH HEREIN AND IN THE TRUST AGREEMENT (DEFINED BELOW).

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE DEPOSITOR, THE OWNER TRUSTEE, THE SERVICER, THE ADMINISTRATOR, NMAC, NARC II, NISSAN NORTH AMERICA, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND (B) (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS. IN SUCH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) IF REQUESTED BY THE OWNER TRUSTEE, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CERTIFICATE FOR ALL PURPOSES.

NO CERTIFICATE OR INTEREST THEREIN MAY BE ACQUIRED BY OR FOR THE ACCOUNT OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE CODE, (III) ANY OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO A

A-1	(NAROT 2017-C Amended & Restated Trust Agreement)

LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (IV) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR A PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN INVESTOR”). BY ACCEPTING AND HOLDING A CERTIFICATE (OR INTEREST THEREIN), THE HOLDER THEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN INVESTOR.

A-2	(NAROT 2017-C Amended & Restated Trust Agreement)

NUMBER	$
R-

NISSAN AUTO RECEIVABLES 2017-C OWNER TRUST

ASSET BACKED CERTIFICATE

Evidencing a fractional undivided ownership interest in the Issuer, as defined below, the property of which includes a pool of retail installment sale contracts secured by new, near-new and used automobiles and light-duty trucks and sold to the Issuer by Nissan Auto Receivables Corporation II (“NARC II”).

(This Certificate does not represent an interest in or obligation of NARC II, Nissan Motor Acceptance Corporation (“NMAC”), Nissan North America, Inc. or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT                             is the registered owner of                      DOLLARS ($            ), nonassessable, fully-paid, fractional undivided ownership interest in Nissan Auto Receivables 2017-C Owner Trust (the “Trust”) formed by NARC II.

The Issuer was created by the Original Trust Agreement, as amended and restated by the Amended and Restated Trust Agreement dated as of December 13, 2017, as amended and supplemented from time to time, (the “Trust Agreement”), between NARC II, as depositor (the “Depositor”), Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank National Association, as certificate registrar and paying agent, a summary of certain of the pertinent provisions of which is set forth below. Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Sale and Servicing Agreement, dated as of December 13, 2017 (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, NMAC, as servicer (the “Servicer”), and U.S. Bank National Association, as indenture trustee, as applicable.

This Certificate is one of the duly authorized Certificates designated as “Asset Backed Certificates” (the “Certificates”) issued pursuant to the Trust Agreement. Certain debt instruments evidencing obligations of the Trust have been issued under the Indenture, consisting of five classes of Notes designated as “1.50000% Asset Backed Notes, Class A-1,” “1.89% Asset Backed Notes, Class A-2a,” “LIBOR + 0.07% Asset Backed Notes, Class A-2b,” “2.12% Asset Backed Notes, Class A-3” and “2.28% Asset Backed Notes, Class A-4” (collectively, the “Notes”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new, near-new and used automobiles and light-duty trucks (the “Receivables”), all monies received after the Cut-off Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing.

A-3	(NAROT 2017-C Amended & Restated Trust Agreement)

Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day, (each, a “Distribution Date”), commencing on December 15, 2017 to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder’s pro rata portion of the amounts to be distributed to Holders of the Certificates on such Distribution Date in respect of amounts distributable to the Certificateholders of the Certificates pursuant to Section 5.06 of the Sale and Servicing Agreement.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

It is the intent of the Depositor, NMAC and the Certificateholders that, for purposes of U.S. federal income tax, state and local income tax, any state single business tax and any other income taxes, the Issuer will be treated as a division or branch of the Person holding the beneficial ownership interests in the Issuer for any period during which the beneficial ownership interests in the Issuer are held by one person (or by multiple owners but each owner is treated as the same Person for U.S. federal income tax purposes), and will be treated as a partnership, and the Certificateholders will be treated as partners in that partnership, for any period during which the beneficial ownership interests in the Issuer are held by more than one person (and all such owners are not treated as the same Person for U.S. federal income tax purposes). For any such period during which the beneficial ownership interests in the Issuer are held by more than one person, each Certificateholder, by acceptance of a Certificate or any beneficial interest on a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates as partnership interests in the Issuer for such tax purposes.

Each Certificateholder, by its acceptance of a Certificate or any beneficial interest in a Certificate, covenants and agrees that such Certificateholder will not at any time institute against any Bankruptcy Remote Party, or join in any institution against any Bankruptcy Remote Party of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States, federal or state bankruptcy or similar law.

Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder’s Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of Depositor, NMAC, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in the Trust Agreement, the Certificates or the Basic Documents. In furtherance of and not in derogation of the foregoing, each Certificateholder, by accepting a Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of

A-4	(NAROT 2017-C Amended & Restated Trust Agreement)

insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

Distributions on this Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to each Certificateholder of record without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent maintained for the purpose by the Owner Trustee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or an authenticating agent, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-5	(NAROT 2017-C Amended & Restated Trust Agreement)

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

NISSAN AUTO RECEIVABLES 2017-C OWNER TRUST

	By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity but solely as Owner Trustee

Dated:	By:
Authorized Signatory

A-6	(NAROT 2017-C Amended & Restated Trust Agreement)

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee		Or	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

By:			By:
	Authorized Signatory			Authorized Signatory
Date:

A-7	(NAROT 2017-C Amended & Restated Trust Agreement)

(REVERSE OF CERTIFICATE)

The Certificates do not represent an obligation of, or an interest in, the Owner Trustee, NMAC, NARC II, Nissan North America, Inc. or any of their Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth in the Trust Agreement and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

The Trust Agreement may be amended by the parties thereto, without the consent of any other Person in the manner set forth in Section 11.01 of the Trust Agreement.

As provided in the Trust Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Issuer will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank National Association, 111 Fillmore Avenue East, St. Paul, MN 55107, Attention: Bondholder Services.

The Certificates are issuable only as registered Certificates without coupons in denominations of $25,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar, the Paying Agent and any agent of the Owner Trustee or the Certificate Registrar or the Paying Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate upon the earliest of (i) the maturity or other liquidation of the last Receivable (or other asset) in the Owner Trust Estate and the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Trust Agreement, the Indenture and the Sale and Servicing Agreement (including, but not limited to,

A-8	(NAROT 2017-C Amended & Restated Trust Agreement)

any property and proceeds to be deposited in the Collection Account pursuant to the terms of the Sale and Servicing Agreement or to be released by the Indenture Trustee from the Lien of the Indenture pursuant to the terms of the Indenture, and (ii) the election by NMAC, as servicer of the Receivables under the Sale and Servicing Agreement, or any successor servicer, to purchase the Collateral (other than the Reserve Account pursuant to Section 9.01 of the Sale and Servicing Agreement and the payment or distribution to all Securityholders of all amounts required to be paid to them under the Indenture and the Trust Agreement; provided, however, such right of purchase by the servicer is exercisable only after the last day of the Collection Period as of which the Pool Balance is less than or equal to 5% of the Original Pool Balance.

In the event of any conflict or inconsistency between the terms of this Certificate and the term of the Basic Documents, the terms of the Basic Documents shall control.

A-9	(NAROT 2017-C Amended & Restated Trust Agreement)

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

*/
Signature Guaranteed:

*/

*/	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

A-10	(NAROT 2017-C Amended & Restated Trust Agreement)

EXHIBIT B

FORM OF TRANSFEREE CERTIFICATION LETTER

Nissan Auto Receivables 2017-C Owner Trust

WILMINGTON TRUST, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Nissan Auto Receivables 2017-C Owner Trust

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

111 Fillmore Avenue East

St. Paul, MN 55107

Attention: Bondholder Services

Attention:	Corporate Trust Services — Nissan Auto Receivables 2017-C Owner Trust

	Re:	Transfer of Nissan Auto Receivables 2017-C Owner Trust Certificates, (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered pursuant to Section 3.03 of the Amended and Restated Trust Agreement, dated as of December 13, 2017 (the “Trust Agreement”), between Nissan Auto Receivables Corporation II, as Depositor, Wilmington Trust, National Association, as Owner Trustee (the “Owner Trustee”), and U.S Bank National Association, as Certificate Registrar and Paying Agent, in connection with the transfer by                              (the “Seller”) to the undersigned (the “Purchaser”) of $                     balance of the Certificates. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

In connection with such transfer, the undersigned hereby represents and warrants to you and the addressees hereof as follows:

☐ I acknowledge that the Certificates have not been and will not be registered under the Securities Act or the securities law of any jurisdiction;

B-1	(NAROT 2017-C Amended & Restated Trust Agreement)

☐ I acknowledge that if in the future I decide to resell, assign, pledge or otherwise transfer any Certificates, such Certificates may be resold, assigned, pledged or transferred only (A) to a United States Person within the meaning of Section 7701(a)(30) of the Code and (B) (i) pursuant to an effective registration statement under the Securities Act or (ii) in a transaction exempt from the registration requirements of the Securities Act and other securities or “Blue Sky” laws;

☐ I am not a Non-U.S. Person (as defined in the Trust Agreement);

☐ I am not, and I am not acquiring the Certificate (or any interest therein) for the account of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to the provisions of Title I of ERISA, (ii) a “plan” described in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) any other employee benefit plan or arrangement that is subject to a law that is similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code or (iv) any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or a plan’s investment in the entity. Each Person who acquires any Certificate or interest therein will certify that the foregoing conditions are satisfied;

☐ I acknowledge that after this transfer (or purported transfer), the Issuer would not have more than 95 direct or indirect beneficial owners of any interest in the Certificates;

☐ This transfer is not effected through an established securities market or secondary market or substantial equivalent thereof within the meaning of Section 7704 of the Code or would make the Issuer ineligible for “safe harbor” treatment under Section 7704 of the Code;

☐ I either (A) am not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) am such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in me have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Depositor may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to my ownership of Certificates and (y) it is not and will not be a principal purpose of the arrangement involving my beneficial interest in any Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code;

☐ If I am acquiring any Certificate (or interest therein) for the account of one or more Persons, (A) I shall provide to the Owner Trustee and the Depositor information as to the number of such Persons and any changes in the number of such Persons and (B) any such change in the number of Persons for whose account a Certificate is held shall require the written consent of the Owner Trustee, which consent shall be granted unless the Owner Trustee determines that such proposed change in number of Persons would create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation;

B-2	(NAROT 2017-C Amended & Restated Trust Agreement)

☐ I understand that the Certificates will bear legends substantially as set forth in Section 3.09 of the Trust Agreement;

☐ Prior to December 31, 2017 or such later date that the Amended Partnership Audit Rules shall apply to the Issuer, (A) I shall provide to the Owner Trustee and the Depositor any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and (B) if I am not the Certificate Owner, such Certificate Owner shall provide to the Owner Trustee and the Depositor any further information required by the Issuer to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and, to the extent necessary for the Issuer to make an election under Section 6226(a) of the Amended Partnership Audit Rules, hereby appoints me as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Amended Partnership Audit Rules;

☐ This transfer of a Certificate (or interest therein) (i) does not cause the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation or (ii) it does cause the Issuer to be a Section 385 Controlled Partnership but (x) no member of such Section 385 Expanded Group owns any Notes and (y) no Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation) (for purposes of determining the Issuer’s ownership interests in this paragraph, taking any Retained Notes into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a Section 385 Controlled Partnership for purposes of applying this paragraph’s restriction (it being understood that if the Retained Notes are taken into account as ownership interests for this purpose then the Retained Notes are not also considered Notes for the Note ownership restriction of this paragraph));

☐ This transfer of a Certificate (or interest therein) (i) does not result in the Issuer becoming disregarded as an entity separate for U.S. federal income tax purposes from a Domestic Corporation or (ii) does result in the Issuer becoming disregarded as an entity separate for U.S. federal income tax purposes from a Domestic Corporation but (x) no member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes and (y) no Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation) (for purposes of determining the Issuer’s ownership interests in this paragraph, taking any Retained Notes into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Retained Notes are taken into account as ownership interests for this purpose then the Retained Notes are not also considered Notes for the Note ownership restriction of this paragraph));

B-3	(NAROT 2017-C Amended & Restated Trust Agreement)

☐ No transfer of the Certificates (or any interest therein) is a transfer of a Certificate (or any interest therein) with a Certificate Balance of less than 2.1% of the entire Certificate Balance; and

☐ Any attempted transfer that would cause the number of direct or indirect beneficial owners of Certificates in the aggregate to exceed 95 or otherwise cause the Issuer to become a publicly traded partnership for income tax purposes shall be a void transfer.

☐ I understand that if I am acquiring the Certificates as agent or nominee for any other person(s), such person(s) confirm the representations in the above paragraphs as such representations apply to such person(s).

[Signature appears on next page]

B-4	(NAROT 2017-C Amended & Restated Trust Agreement)

IN WITNESS WHEREOF, the Purchaser hereby executes this Transferee Representation Letter on the              day of                     .

Very truly yours,

__________________________________________,
The Purchaser

By:
Name:
Title:

B-5	(NAROT 2017-C Amended & Restated Trust Agreement)

EXHIBIT C

FORM OF TRANSFEROR REPRESENTATION LETTER

Nissan Auto Receivables 2017-C Owner Trust

WILMINGTON TRUST, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Nissan Auto Receivables 2017-C Owner Trust

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

111 Fillmore Avenue East

St. Paul, MN 55107

Attention: Bondholder Services

Attention:	Corporate Trust Services — Nissan Auto Receivables 2017-C Owner Trust

	Re:	Transfer of Nissan Auto Receivables 2017-C Owner Certificates, (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered pursuant to Section 3.03 of the Amended and Restated Trust Agreement, dated as of December 13, 2017 (the “Trust Agreement”), between Nissan Auto Receivables Corporation II, as Depositor, Wilmington Trust, National Association, as Owner Trustee (the “Owner Trustee”), and U.S. Bank National Association as Certificate Registrar and Paying Agent, in connection with the transfer by the undersigned (the “Seller”) to                              (the “Purchaser”) of $                         balance of the Certificates. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Trust Agreement. The Seller hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1. The Seller is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

2. Neither the Seller nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in any Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in any Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in any Transferred Certificate or any other similar security with any

C-1	(NAROT 2017-C Amended & Restated Trust Agreement)

person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Transferred Certificate under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Transferred Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Transferred Certificate pursuant to the Securities Act or any state securities laws.

Very truly yours,

(Seller)

By:
Name:
Title:

C-2	(NAROT 2017-C Amended & Restated Trust Agreement)